Financial Supplement

For the Third Quarter of Fiscal Year 2012 ending December 30, 2011

PSS World Medical, Inc.
As of December 30, 2011
Current Fiscal Year Unaudited Consolidated Income Statement
(in thousands, except per share data)

	2012
	Q1	Q2	Q3	YTD

Net sales	$513,682	$521,756	$527,695	$1,563,133
Cost of goods sold	352,925	354,653	357,199	1,064,776
Gross profit	160,757	167,103	170,496	498,357
General & administrative expenses	98,998	94,511	98,815	292,325
Selling expenses	35,247	36,325	36,940	108,513
Income from operations	26,512	36,266	34,741	97,519
Interest expense	(4,538)	(4,668)	(4,826)	(14,033)
Interest income	74	53	25	152
Other income	532	437	593	1,561
Income from operations before income taxes	22,579	32,088	30,533	85,199
Provision for income taxes	8,434	11,962	10,403	30,799
Net income	14,145	20,125	20,130	54,401
Net income attributable to noncontrolling interest	(44)	94	(2)	47
Net income attributable to PSS World Medical, Inc.	$14,189	$20,031	$20,133	$54,353

Earnings per common share attributable to PSS World Medical, Inc.:
Basic	$0.26	$0.38	$0.39	$1.03
Diluted	$0.25	$0.37	$0.38	$1.00

Weighted average common shares outstanding:
WASO - Basic	54,166	52,309	51,308	52,594
WASO - Diluted	57,388	53,956	52,435	54,593

Net sales by segment:
Physician Business	$366,308	$376,870	$379,263	$1,122,441
Extended Care Business	146,926	144,237	147,994	439,157
Corporate Shared Services	448	648	438	1,534
	$513,682	$521,756	$527,695	$1,563,133

Selling days:	64	63	62	189

Net sales per selling day:
Physician Business	$5,724	$5,982	$6,117	$5,939
Extended Care Business	2,296	2,289	2,387	2,324
Corporate Shared Services	7	10	7	8
	$8,026	$8,282	$8,511	$8,271

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of December 30, 2011
Consolidated Income Statement Trend
(in thousands, except per share data)

	Fiscal Year 2009					Fiscal Year 2010					Fiscal Year 2011
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Net sales	$472,215	$491,603	$519,145	$469,728	$1,952,691	$493,554	$561,976	$502,764	$496,877	$2,055,171	$478,856	$496,188	$510,087	$549,658	$2,034,789
Cost of goods sold	333,283	344,347	364,282	328,868	1,370,781	347,581	389,404	348,064	342,427	1,427,476	331,010	339,063	352,192	376,753	1,399,018
Gross profit	138,931	147,255	154,863	140,860	581,910	145,974	172,571	154,700	154,449	627,695	147,846	157,125	157,895	172,905	635,771
General and administrative expenses	89,634	90,689	89,426	82,728	352,478	91,638	97,208	89,439	92,586	370,871	89,986	87,399	88,860	98,505	364,749
Selling expenses	31,266	32,161	33,721	31,356	128,505	32,687	36,728	33,249	33,178	135,842	32,610	34,298	34,330	36,229	137,466
Income from operations	18,031	24,405	31,715	26,776	100,927	21,649	38,635	32,012	28,685	120,981	25,250	35,429	34,706	38,171	133,556
Interest expense	(3,203)	(5,300)	(7,409)	(6,247)	(22,159)	(4,261)	(4,532)	(4,214)	(4,288)	(17,295)	(4,137)	(4,226)	(4,243)	(4,515)	(17,121)
Interest income	122	842	1,034	305	2,304	134	95	117	30	376	66	46	33	139	284
Other income	608	520	877	638	2,643	3,995	452	741	879	6,068	544	412	852	698	2,506
Income from ops before income taxes	15,559	20,467	26,218	21,472	83,716	21,517	34,650	28,657	25,306	110,130	21,723	31,661	31,348	34,493	119,225
Provision for income taxes	6,187	8,104	10,230	7,709	32,229	8,213	12,964	10,736	8,854	40,768	7,892	12,016	11,757	12,895	44,560
Net income	9,372	12,363	15,989	13,763	51,486	13,304	21,686	17,921	16,452	69,363	13,831	19,644	19,592	21,598	74,664
Net income attributable to noncontrolling interest	-	-	-	-	-	-	-	-	-	-	78	87	42	(28)	179
Net income attributable PSS World Medical, Inc.	$9,372	$12,363	$15,989	$13,763	$51,486	$13,304	$21,686	$17,921	$16,452	$69,363	$13,753	$19,557	$19,549	$21,626	$74,485

Earnings per common share attributable to PSS World Medical, Inc.:
Basic	$0.15	$0.21	$0.27	$0.23	$0.86	$0.23	$0.37	$0.31	$0.29	$1.20	$0.25	$0.36	$0.36	$0.40	$1.36
Diluted	$0.15	$0.20	$0.27	$0.23	$0.85	$0.23	$0.37	$0.30	$0.28	$1.18	$0.24	$0.35	$0.35	$0.38	$1.32

Weighted average common shares outstanding:
Basic	61,003	59,941	59,481	59,307	59,937	58,380	58,566	58,522	56,627	58,029	56,093	54,985	54,357	54,548	54,996
Diluted	61,723	60,921	60,322	59,801	60,696	58,859	59,390	59,390	58,115	58,943	57,924	55,887	55,567	56,789	56,546

Net Sales by Segment:
Physician Business	$331,386	$341,761	$357,269	$326,966	$1,357,382	$342,292	$398,531	$352,961	$344,039	$1,437,823	$327,403	$343,403	$357,298	$396,908	$1,425,012
Extended Care Business	140,406	149,485	161,874	142,743	594,509	150,381	162,970	149,400	152,187	614,937	151,202	152,173	152,263	152,111	607,750
Corporate Shared Services	423	356	2	19	800	882	475	403	651	2,411	251	612	526	639	2,028
	$472,215	$491,603	$519,145	$469,728	$1,952,691	$493,554	$561,976	$502,764	$496,877	$2,055,171	$478,856	$496,188	$510,087	$549,658	$2,034,789

Selling Days:	64	63	66	60	253	64	68	61	65	258	64	63	61	65	253

Net Sales Per Selling Day:
Physician Business	$5,178	$5,425	$5,413	$5,449	$5,365	$5,348	$5,861	$5,786	$5,293	$5,573	$5,116	$5,451	$5,857	$6,106	$5,632
Extended Care Business	2,194	2,373	2,453	2,379	2,350	2,350	2,397	2,449	2,341	2,383	2,363	2,415	2,496	2,340	2,402
Corporate Shared Services	7	6	-	-	3	14	7	7	10	9	4	10	9	10	8
	$7,378	$7,803	$7,866	$7,829	$7,718	$7,712	$8,264	$8,242	$7,644	$7,966	$7,482	$7,876	$8,362	$8,456	$8,043

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of December 30, 2011
Store Brands* - Net Sales
(in thousands)

	Fiscal Year
	2012				2011
	Q1	Q2	Q3	YTD	Q1	Q2	Q3	Q4	YTD

Consolidated Store Brand Sales	$87,734	$90,703	$ 92,043	$270,480	$80,555	$82,152	$84,551	$86,978	$334,237

	Fiscal Year
	2007	2008	2009	2010	2011

Consolidated Store Brand Sales	$185,844	$234,810	$281,536	$323,602	$334,237

*	Store brands (collectively known as “store brand” or “store brands”) are comprised of the Company’s Select Medical Products and other specialty brand products and services.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of December 30, 2011
Unaudited Segment Information
 (in thousands)

	Three Months Ended		Nine Months Ended
	December 30,	December 31,	December 30,	December 31,
	2011	2010	2011	2010

NET SALES:
Physician Business	$379,263	$357,298	$1,122,441	$1,028,104
Extended Care Business	147,994	152,263	439,157	455,639
Corporate Shared Services	438	526	1,534	1,389
Total net sales	$527,695	$510,087	$1,563,133	$1,485,132

SELLING DAYS:	62	61	189	188

NET SALES PER SELLING DAY:
Physician Business	$6,117	$5,857	$5,939	$5,469
Extended Care Business	2,387	2,496	2,324	2,424
Corporate Shared Services	7	9	8	7
Total net sales per selling day	$8,511	$8,362	$8,271	$7,900

INCOME FROM OPERATIONS:
Physician Business	$38,375	$34,908	$107,556	$99,661
Extended Care Business	7,372	10,311	21,990	26,999
Corporate Shared Services	(11,007)	(10,514)	(32,027)	(31,276)
Total income from operations	$34,741	$34,706	$97,519	$95,385

DEPRECIATION:
Physician Business	$2,821	$2,360	$8,227	$6,821
Extended Care Business	1,304	1,256	3,896	3,724
Corporate Shared Services	2,620	2,644	7,705	7,757
Total depreciation	$6,744	$6,260	$19,828	$18,301

AMORTIZATION OF INTANGIBLE
AND OTHER ASSETS:
Physician Business	$1,449	$765	$4,126	$1,876
Extended Care Business	620	644	1,812	2,161
Corporate Shared Services	175	175	523	491
Total amortization of intangible and other assets	$2,244	$1,584	$6,461	$4,528

PROVISION FOR DOUBTFUL ACCOUNTS:
Physician Business	$918	$776	$1,643	$1,654
Extended Care Business	60	158	(11)	94
Total provision for doubtful accounts	$978	$934	$1,633	$1,748

INTEREST EXPENSE:
Total interest expense	$4,826	$4,243	$14,033	$12,606

INTEREST INCOME:
Physician Business	$3	$-	$13	$-
Extended Care Business	12	12	101	63
Corporate Shared Services	11	21	39	82
Total interest and investment income	$25	$33	$152	$145

PROVISION (BENEFIT) FOR INCOME TAXES:
Physician Business	$12,735	$12,667	$37,804	$36,343
Extended Care Business	1,766	3,120	5,770	7,900
Corporate Shared Services	(4,099)	(4,030)	(12,776)	(12,578)
Total provision for income taxes	$10,403	$11,757	$30,799	$31,665

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of December 30, 2011
Current Fiscal Year Unaudited Consolidated Balance Sheets
(in thousands)

	As of
	July 1,	September 30,	December 30,
ASSETS	2011	2011	2011

Cash	$22,291	$34,848	$32,438
Accounts receivable, net	236,967	244,615	249,597
Inventory, net	222,660	229,400	260,368
Deferred tax assets	19,668	11,374	15,221
Other current assets	40,269	39,228	43,765
Total current assets	541,854	559,465	601,389

Property and equipment, net	100,620	100,225	101,687
Goodwill	167,386	173,958	188,905
Intangibles, net	40,012	40,330	45,967
Other long-term assets	96,829	90,803	101,500

Total assets	$946,700	$964,780	$1,039,447

LIABILITIES & EQUITY

Accounts payable	$145,495	$151,478	$160,505
Accrued expenses	41,556	41,787	45,250
Current portion of long term debt	574	380	192
Revolving line of credit(a)	20,500	50,000	-
Other current liabilities	20,761	22,418	17,978
Total current liabilities	228,886	266,063	223,925

Revolving line of credit and long-term debt, excluding current portion(a)	197,904	200,185	318,882
Other non-current liabilities	113,407	93,478	103,821

Total liabilities	540,196	559,727	646,629

Total PSS World Medical, Inc. shareholders' equity	402,948	401,403	389,171
Noncontrolling interest	3,556	3,650	3,647
Total equity	406,504	405,053	392,819

Total liabilities and equity	$946,700	$964,780	$1,039,447

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of December 30, 2011
Consolidated Balance Sheets Trend
(in thousands)

	Fiscal Year 2009				Fiscal Year 2010				Fiscal Year 2011
ASSETS	Jun-08	Sep-08	Dec-08	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10	Sep-10	Dec-10	Mar-11

Cash	$ 29,840	$ 226,055	$ 214,709	$ 82,031	$ 129,631	$ 130,089	$ 114,056	$ 52,751	$ 59,081	$ 22,949	$ 36,912	$ 29,348
Investment in available for sale securities	-	-	-	10,592	-	-	-	-	-	-	-	-
Accounts receivable, net	227,661	240,806	232,894	230,361	230,391	257,968	233,602	227,888	222,544	232,014	239,082	247,229
Inventory, net	192,707	199,337	239,940	207,593	196,160	212,813	230,725	218,911	217,500	220,846	240,211	213,211
Deferred tax assets	6,805	-	-	8,059	8,250	5,602	11,986	15,629	15,101	19,514	17,789	20,533
Other current assets	26,157	22,163	23,229	23,819	24,385	30,854	33,980	26,485	27,753	40,979	32,693	34,285
Total current assets	483,170	688,361	710,772	562,456	588,817	637,326	624,349	541,664	541,979	536,301	566,687	544,606

Property and equipment, net	92,803	96,849	97,113	101,205	103,552	105,499	106,956	105,220	103,737	101,269	101,958	102,401
Goodwill	112,320	112,392	112,717	112,768	114,255	115,280	120,828	121,772	124,281	128,745	131,364	167,094
Intangibles, net	25,738	24,345	23,102	22,958	22,442	21,604	25,289	24,548	25,242	26,440	30,657	41,879
Investment in available for sale securities	14,231	16,725	15,333	-	-	-	-	-	-	-	-	-
Other long-term assets	67,598	83,055	70,549	59,238	65,065	73,819	77,748	78,862	77,488	84,933	91,881	95,693

Total assets	$ 795,860	$ 1,021,726	$ 1,029,587	$ 858,624	$ 894,131	$ 953,528	$ 955,170	$ 872,066	$ 872,727	$ 877,688	$ 922,547	$ 951,672

	Fiscal Year 2009				Fiscal Year 2010				Fiscal Year 2011
LIABILITIES & EQUITY	Jun-08	Sep-08	Dec-08	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10	Sep-10	Dec-10	Mar-11

Accounts payable	$ 128,656	$ 149,674	$ 155,133	$ 127,300	$ 133,781	$ 156,966	$ 137,676	$ 123,970	$ 125,155	$ 137,431	$ 149,698	$ 128,057
Accrued expenses	38,055	50,816	43,170	52,718	46,196	43,248	48,051	50,253	37,830	33,804	40,075	37,175
Current portion of long-term debt	196,116	198,022	199,606	50,937	50,953	50,970	56,321	881	1,190	1,297	1,133	761
Deferred tax liabilities, current	-	6,619	4,492	-	-	-	-	-	-	-	-	-
Other current liabilities	8,102	8,723	9,160	7,956	12,882	13,653	13,122	10,954	25,576	26,574	24,346	33,211
Total current liabilities	370,928	413,855	411,560	238,910	243,812	264,837	255,169	186,058	189,751	199,107	215,252	199,204

Long-term debt	706	177,650	179,395	180,965	182,654	184,530	186,153	187,941	189,746	191,667	193,645	195,662
Other long-term liabilities	68,975	64,763	56,503	60,719	70,323	79,896	86,674	90,053	77,748	86,420	92,940	110,281

Total liabilities	440,610	656,268	647,459	480,594	496,789	529,263	527,996	464,052	457,245	477,193	501,837	505,146

Total PSS World Medical, Inc. shareholders' equity	355,250	365,458	382,127	378,030	397,342	424,265	427,174	408,014	412,344	397,270	417,082	442,926
Noncontrolling interest	-	-	-	-	-	-	-	-	3,138	3,225	3,628	3,600
Total equity	355,250	365,458	382,127	378,030	397,342	424,265	427,174	408,014	415,482	400,495	420,710	446,526

Total liabilities & equity	$ 795,860	$ 1,021,726	$ 1,029,587	$ 858,624	$ 894,131	$ 953,528	$ 955,170	$ 872,066	$ 872,727	$ 877,688	$ 922,547	$ 951,672

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of December 30, 2011
Current Fiscal Year Unaudited Operating Highlights
 (in millions)

	Three Months Ended		Nine Months Ended
	December 30,	December 31,	December 30,	December 31,
	2011	2010	2011	2010

Net sales:
Physician Business	$379.3	$357.3	$1,122.4	$1,028.1
Extended Care Business	148.0	152.3	439.2	455.6
Corporate Shared Services	0.4	0.5	1.5	1.4
Total net sales	$527.7	$510.1	$1,563.1	$1,485.1

Income from operations:
Physician Business	$38.4	$34.9	$107.6	$99.7
Extended Care Business	7.4	10.3	22.0	27.0
Corporate Shared Services	(11.0)	(10.5)	(32.0)	(31.3)
Total income from operations	$34.7	$34.7	$97.5	$95.4

EBITDA(b)	$44.3	$43.4	$125.4	$120.0

Income from operations, as a percentage of net sales	6.6%	6.8%	6.2%	6.4%

Consolidated Return on Committed Capital ("ROCC")(c)	35.3%	35.7%	33.1%	33.3%

Selling Days	62	61	189	188

Net Sales Per Selling Day (in thousands):
Physician Business	$6,117	$5,857	$5,939	$5,469
Extended Care Business	2,387	2,496	2,324	2,424
Corporate Shared Services	7	9	8	7
Total Net Sales Per Selling Day	$8,511	$8,362	$8,271	$7,900

Net Sales Per Selling Day Growth Rate:
Physician Business	4.4%		8.6%
Extended Care Business	(4.4%)		(4.1%)
Total Net Sales Per Selling Day Growth Rate	1.8%		4.7%

			Annualized
			December 30,	December 31,
			2011	2010
DSO(d)
Physician Business			39.6	39.1
Extended Care Business			46.2	48.2
DOH(e)
Physician Business			54.9	58.3
Extended Care Business			66.8	62.5
DIP(f)
Physician Business			37.9	39.3
Extended Care Business			23.8	22.8
Cash Conversion Days(g)
Physician Business			56.6	58.1
Extended Care Business			89.1	87.8

			As of
			December 30,	December 31,
			2011	2010
Operational working capital(h)			$349.5	$329.6

Net debt:
Convertible senior notes			$202.5	$193.4
Bank debt			116.3	0.3
Other debt			0.3	1.1
Less: Cash and cash equivalents			(32.4)	(36.9)
Net debt			$286.7	$157.9

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
December 30, 2011
Non-GAAP Reconciliations
 (in millions)

Consolidated net sales impact from Physician Dispensing Acquisitions

	Three Months Ended			Nine Months Ended
	December 30,	December 31,	Percent	December 30,	December 31,	Percent
	2011	2010	Change	2011	2010	Change

Consolidated Net Sales	$527.7	$510.1	3.5%	$1,563.1	$1,485.1	5.3%
Less: Net Sales from Physician Dispensing	21.6	9.7		60.7	9.7
Net Sales less the impact of Physician Dispensing	$506.1	$500.4	1.1%	$1,502.5	$1,475.4	1.8%

Physician Business net sales impact from Physician Dispensing Acquisitions

	Three Months Ended			Nine Months Ended
	December 30,	December 31,	Percent	December 30,	December 31,	Percent
	2011	2010	Change	2011	2010	Change

Physician Business Net Sales	$379.3	$357.3	6.1%	$1,122.4	$1,028.1	9.2%
Less: Net Sales from Physician Dispensing	21.6	9.7		60.7	9.7
Net Sales less the impact of Physician Dispensing	$357.7	$347.6	2.9%	$1,061.8	$1,018.4	4.3%

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
December 30, 2011
Non-GAAP Reconciliations
 (in millions)

Sequential Same Day Sales Growth

	For the Three Months Ended
	December 30, 2011		September 30, 2011		Average Daily Net
	Net Sales	Average Daily Net Sales	Net Sales	Average Daily Net Sales	Sales Percentage Change
Physician Business	$379.3	$6.1	$376.9	$6.0	2.3%
Extended Care Business	148.0	2.4	144.2	2.3	4.3%
Corporate Shared Services	0.4	-	0.6	-	0.0%
Consolidated	$527.7	$8.5	$521.8	$8.3	2.8%

Physician Business Selected Average Daily Net Sales Data

	For the Three Months Ended
	December 30, 2011	December 31, 2010
	Average Daily Net Sales	Average Daily Net Sales	Percent Change
Disposables*	$2.5	$2.4	1.9%
Lab diagnostics*	1.4	1.4	-2.5%
Pharmaceuticals	1.3	1.3	2.3%
Other categories	0.9	0.7
Total Physician Business	$6.1	$5.9	4.4%

* Includes branded and store brand product lines.

Extended Care Selected Average Daily Net Sales Data

	For the Three Months Ended
	December 30, 2011	December 31, 2010
	Average Daily Net Sales	Average Daily Net Sales	Percent Change
Nursing home and assisted living facilities	$1.5	$1.5	-0.6%
Home health	0.3	0.4	-8.6%
Hospice	0.2	0.2	1.2%
Other categories	0.4	0.4
Total Extended Care	$2.4	$2.5	-4.4%

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of December 30, 2011
Selling Days Calendar FY11-FY13

FY2011		FY2012		FY2013
Closing	Selling	Closing	Selling	Closing	Selling
Date	Days	Date	Days	Date	Days	Notes
30-Apr	20	29-Apr	20	27-Apr	20	A
28-May	20	27-May	20	25-May	20	A
2-Jul	24	1-Jul	24	29-Jun	24	B
Q1	64		64		64
30-Jul	19	29-Jul	19	27-Jul	19	A
27-Aug	20	26-Aug	20	31-Aug	25	A
1-Oct	24	30-Sep	24	28-Sep	19	B
Q2	63		63		63
29-Oct	20	28-Oct	20	26-Oct	20	A
26-Nov	18	25-Nov	18	30-Nov	23	A
31-Dec	23	30-Dec	24	28-Dec	19	B
Q3	61		62		62
28-Jan	20	27-Jan	19	25-Jan	19	A
25-Feb	20	24-Feb	20	22-Feb	20	A
1-Apr	25	30-Mar	25	29-Mar	25	B
Q4	65		64		64
Total	253		253		253

A	Closing date is the last Friday of the month for non-quarter end months.

B	Closing date is the Friday closest to month end, based on business days, for quarter end months.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
December 30, 2011
EBITDA Calculation
Current Fiscal Year - Unaudited
 (in thousands)

	2012
	Q1	Q2	Q3	YTD

Net Income	$14,145	$20,125	$20,130	$54,401
Plus:
Interest expense	4,538	4,668	4,826	14,033
Provision for income taxes	8,434	11,962	10,403	30,799
Depreciation	6,443	6,641	6,744	19,828
Amortization of intangible assets	2,109	2,108	2,244	6,461

Less:
Interest income	(74)	(53)	(25)	(152)

EBITDA	$35,595	$45,452	$44,322	$125,369

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PSS World Medical, Inc.
December 30, 2011
EBITDA Calculation
(in thousands)

	Fiscal Year 2009					Fiscal Year 2010					Fiscal Year 2011
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Net income	$9,372	$12,363	$15,989	$13,763	$51,486	$13,304	$21,686	$17,921	$16,452	$69,363	$13,831	$19,644	$19,592	$21,598	$74,664

Plus:
Interest expense	3,203	5,300	7,409	6,247	22,159	4,261	4,532	4,214	4,288	17,295	4,137	4,226	4,243	4,515	17,121
Provision for income taxes	6,187	8,104	10,230	7,709	32,229	8,213	12,964	10,736	8,854	40,768	7,892	12,016	11,757	12,895	44,560
Depreciation	4,830	4,912	5,116	5,144	20,002	5,245	5,256	5,558	5,881	21,940	5,942	6,100	6,260	6,763	25,065
Amortization of intangible assets	1,344	1,553	1,264	1,328	5,489	1,252	1,190	1,235	1,444	5,121	1,444	1,501	1,584	1,850	6,378

Less:
Interest and investment income	(122)	(842)	(1,034)	(305)	(2,304)	(134)	(95)	(117)	(30)	(376)	(66)	(46)	(33)	(139)	(284)

EBITDA	$24,813	$31,390	$38,973	$33,886	$129,062	$32,140	$45,533	$39,547	$36,890	$154,110	$33,179	$43,441	$43,402	$47,483	$167,504

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PSS World Medical, Inc.
As of December 30, 2011
Consolidated Return on Committed Capital (ROCC)
Current Fiscal Year - Unaudited
 (in thousands)

	2012
	Q1	Q2	Q3
Consolidated Return on Committed Capital:
Quarterly Average Committed Capital (i)	$400,211	$401,138	$425,533

Committed Capital - Current Quarter	395,794	406,482	444,583
Committed Capital - Previous Quarter	404,628	395,794	406,482

Return on Committed Capital - Quarterly (j)	29.1%	38.7%	35.3%

Return:
Net income	14,145	20,125	20,130

Add:
Provision for income taxes	8,434	11,962	10,403
Interest expense	4,538	4,668	4,826
Amortization	2,109	2,108	2,244
Interest and investment income	(74)	(53)	(25)
	$29,152	$38,811	$37,578

Committed Capital:
Total assets	$946,700	$964,780	$1,039,447
Less assets excluded:
Cash	(22,291)	(34,848)	(32,438)
Goodwill and intangibles, net	(207,397)	(214,288)	(234,872)

Total liabilities	(540,196)	(559,727)	(646,629)
Plus liabilities excluded:
Current debt	21,074	50,380	192
Long-term debt	197,904	200,185	318,882
	$395,794	$406,482	$444,583

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PSS World Medical, Inc.
As of December 30, 2011
Consolidated Return on Committed Capital (ROCC) Trend
(in thousands)

	Fiscal Year 2009					Fiscal Year 2010					Fiscal Year 2011
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Consolidated Return on Committed Capital:
Quarterly Average Committed Capital(i)	$ 390,439	$ 381,257	$ 394,469	$ 401,387		$ 378,397	$ 378,706	$ 401,134	$ 403,620		$ 397,789	$ 406,570	$ 415,941	$ 410,592
Annual Average Committed Capital(k)					$ 394,438					$ 394,969					$ 401,196

Committed Capital - Current Quarter	384,175	378,339	410,600	392,174		364,619	392,792	409,475	397,765		397,814	415,325	416,556	404,628	404,628
Committed Capital - Previous Quarter	396,702	384,175	378,339	410,600		392,174	364,619	392,792	409,475		397,765	397,814	415,325	416,556	416,556
Committed Capital - Current Year End					392,174					397,765					397,765
Committed Capital - Previous Year End					396,702					392,174					397,765

Return on Committed Capital - Quarterly(j)	20.5%	27.8%	34.3%	28.6%		28.4%	42.5%	33.9%	30.7%		27.4%	36.7%	35.7%	39.7%
Return on Committed Capital - Annual					27.6%					33.5%					35.5%

Return:
Net Income	$ 9,372	$ 12,363	$ 15,989	$ 13,763	$ 51,486	$ 13,304	$ 21,686	$ 17,921	$ 16,452	$ 69,363	$ 13,831	$ 19,644	$ 19,592	$ 21,598	$ 74,664

Add:
Provision for income taxes	6,187	8,104	10,230	7,709	32,229	8,213	12,964	10,736	8,854	40,768	7,892	12,016	11,757	12,895	44,560
Interest expense	3,203	5,300	7,409	6,247	22,159	4,261	4,532	4,214	4,288	17,295	4,137	4,226	4,243	4,515	17,121
Amortization	1,344	1,553	1,264	1,328	5,489	1,252	1,190	1,235	1,444	5,121	1,444	1,501	1,584	1,850	6,378
Interest and investment income	(122)	(842)	(1,034)	(305)	(2,304)	(134)	(95)	(117)	(30)	(376)	(66)	(46)	(33)	(139)	(284)

	$ 19,983	$ 26,478	$ 33,856	$ 28,742	$ 109,059	$ 26,895	$ 40,277	$ 33,989	$ 31,009	$ 132,170	$ 27,238	$ 37,341	$ 37,141	$ 40,719	$ 142,440

Committed Capital:
Total assets	$ 795,860	$ 1,021,726	$ 1,029,586	$ 858,624	$ 858,624	$ 894,131	$ 953,528	$ 955,170	$ 872,065	$ 872,065	$ 872,727	$ 877,688	$ 922,547	$ 951,672	$ 951,672
Less assets excluded:
Cash	(29,840)	(226,055)	(214,709)	(82,031)	(82,031)	(129,631)	(130,089)	(114,056)	(52,751)	(52,751)	(59,081)	(22,949)	(36,912)	(29,348)	(29,348)
Goodwill and intangibles, net	(138,058)	(136,736)	(135,820)	(135,726)	(135,726)	(136,696)	(136,884)	(146,117)	(146,320)	(146,320)	(149,523)	(155,185)	(162,020)	(208,973)	(208,973)

Total liabilities	(440,610)	(656,268)	(647,459)	(480,594)	(480,594)	(496,792)	(529,263)	(527,996)	(464,052)	(464,052)	(457,246)	(477,193)	(501,837)	(505,146)	(505,146)
Plus liabilities excluded:
Current debt	196,116	198,022	199,606	50,937	50,937	50,953	50,970	56,321	881	881	1,190	1,297	1,133	761	761
Long-term debt	706	177,650	179,395	180,965	180,965	182,654	184,530	186,153	187,941	187,941	189,746	191,667	193,645	195,662	195,662
	$ 384,175	$ 378,339	$ 410,600	$ 392,174	$ 392,174	$ 364,619	$ 392,792	$ 409,475	$ 397,765	$ 397,765	$ 397,814	$ 415,325	$ 416,556	$ 404,628	$ 404,628

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PSS World Medical, Inc.
Footnotes

(a)
During the nine months ended December 30, 2011, the Company amended the credit agreement governing its revolving line of credit.  Based on the amended terms, the Company classified outstanding borrowings within long-term liabilities as of December 30, 2011.  Outstanding borrowings prior to the amendment were recorded within current liabilities on the Consolidated Balance Sheets.

(b)
EBITDA represents net income plus provision for income taxes, interest expense, depreciation, and amortization of intangible assets, less interest and investment income. Management reviews EBITDA when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes EBITDA is an important measure of liquidity.

(c)
ROCC equals return divided by average committed capital. Return is annualized for quarterly and year to date calculations. Management reviews ROCC when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes ROCC is an important measure of profitability and return.

(d)
DSO is average accounts receivable divided by average daily net sales. Average accounts receivable is the sum of accounts receivable, net of the allowance for doubtful accounts, at the beginning and end of the most recent four quarters divided by five. Average daily net sales are net sales for the most recent four quarters divided by 360.

(e)
DOH is average inventory divided by average daily cost of goods sold (“COGS”). Average inventory is the sum of inventory at the beginning and end of the most recent four quarters divided by five. Average daily COGS is quarterly COGS for the most recent four quarters divided by 360.

(f)	DIP is average accounts payable divided by average daily COGS. Average accounts payable is the sum of accounts payable at the beginning and end of the most recent four quarters divided by five.

(g)	Cash Conversion Days is the sum of DSO and DOH less DIP.

(h)	Operational working capital equals accounts receivable, net, plus inventory minus accounts payable.

(i)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.

(j)	Return on Committed Capital equals Return divided by Committed Capital. Quarterly calculations are annualized.

(k)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.